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                                                                    EXHIBIT 32-2


                        CERTIFICATION OF PERIODIC REPORT

I, Daniel G. Brudzynski, Controller and Chief Financial Officer of The Detroit Edison Securitization Funding LLC (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to the best of my knowledge and belief:

(1) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2003 (the "Report') fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated:        August 13, 2003                 /s/ DANIEL G. BRUDZYNSKI
                                   ---------------------------------------------
                                                Daniel G. Brudzynski
                                     Controller and Chief Financial Officer of
                                   The Detroit Edison Securitization Funding LLC